UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   5/16/2018

CITIZENS FIRST CORPORATION

(Exact name of registrant as specified in its charter)

Kentucky	001-33126	61-0912615
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1065 Ashley Street, Bowling Green, Kentucky		42103
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On May 16, 2018, shareholders approved an amendment to the Second Amended and Restated Articles of Incorporation (“Articles”) of Citizens First Corporation (the “Company”) to provide for the phased-in elimination of the classified board structure.  The articles of amendment are included as Exhibit 3.1 and were effective upon filing with the Kentucky Secretary of State.

(b)

The Board of Directors adopted corresponding amendments to the Company’s Bylaws, effective upon approval by the Company’s shareholders of the amendment to the Articles. The Bylaws, as amended, are included as Exhibit 3.2.

ITEM 5.07 Submission Of Matters To A Vote Of Security Holders.

The annual meeting of shareholders of the Company was held on May 16, 2018.  The following directors were elected to three year terms, ending in 2021, with the vote totals as shown:

			Broker
	Votes for	Votes withheld	Non-votes

James R. Hilliard	674,168	945,258	647,442
M. Todd Kanipe	1,185,921	433,505	647,442
Kevin Vance	1,098,449	520,977	647,442

The terms of office of the following directors of the Company continued after the Annual Meeting:

Name	Term Expires In
Kent Furlong	2019
Steve Marcum	2019
Jack Sheidler	2019
John Taylor	2019

Sarah Glenn Grise	2020
Mark Iverson	2020
Amy Milliken	2020
Jeff Perkins	2020

The following vote totals were received on the ratification of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Votes For	2,213,557

Votes Against	47,554

Votes Abstained	5,757

Broker Non-votes	0

The following vote totals were received on the advisory vote on executive compensation:

Votes For	1,142,176

Votes Against	367,901

Votes Abstained	109,349

Broker Non-votes	647,442

The following vote totals were received on the proposal to amend the Company’s Second Amended and Restated Articles of Incorporation to provide for the phased-in declassification of the Board of Directors:

Votes For	1,364,129

Votes Against	248,297

Votes Abstained	7,000

Broker Non-votes	647,442

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

The following exhibits are filed as part of this report:

Exhibit Number	Description of Exhibit
3.1	Articles of Amendment to Second Amended and Restated Articles of Incorporation of Citizens First Corporation
3.2	Amended and Restated Bylaws of Citizens First Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ M. Todd Kanipe M. Todd Kanipe
President and Chief Executive Officer

Date: May 21, 2018